UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center, 10th Floor
San Francisco, CA 94111
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New World Fund

Exploring new markets

[photo of the cable-stayed Swietokrzyski Bridge crosses the Vistula River in Warsaw, Poland]

Annual report for the year ended October 31, 2006

New World FundSM seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	5
Feature article
Exploring new markets: South Africa, Slovenia and Vietnam	6
Summary investment portfolio	12
Financial statements	17
Board of directors and other officers	31
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006 (the most recent calendar quarter):

Lifetime
Class A shares	1 year	5 years	(since June 17, 1999)

Reflecting 5.75% maximum sales charge	+14.93%	+20.78%	+10.33%

The total annual fund operating expense ratio was 1.06% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver. The actual expense ratio, which reflects a waiver, is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

The return of principal for the bond holdings in New World Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States (especially in developing countries) is subject to additional risks, such as currency fluctuations, as is investing in smaller companies, as more fully described in the prospectus.

About the cover: The cable-stayed Swietokrzyski Bridge crosses the Vistula River in Warsaw, Poland.

[photo of the cable-stayed Swietokrzyski Bridge crosses the Vistula River in Warsaw, Poland]

Fellow shareholders:

New World Fund posted strong results for the 12-month period ended October 31, 2006, despite a downturn in global equity markets in the middle period. The value of an investment in the fund gained 33.4% if, like most shareholders, you reinvested the dividend of 72.8 cents per share that was paid in December 2005.

As you can see in the table below, New World Fund continued to outpace its primary benchmark, the MSCI ACWI (All-Country World Index) Index.SM For the past year, the fund posted higher returns than developed-country stocks in general, as measured by the MSCI World Index.SM The fund came close to matching the returns of developing-country stocks as measured by the MSCI Emerging Markets Index.SM These indices are unmanaged. New World Fund’s diversified portfolio helped cushion it from the more serious losses suffered by pure emerging market funds and indexes in the middle period.

With the objective of reducing volatility while benefiting from long-term capital appreciation, New World Fund blends three types of investments: stocks of multinational companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing-country issuers.

[Begin Sidebar]
Results at a glance
Average annual total returns with all distributions reinvested through October 31, 2006.

Lifetime
	1 year	5 years	(since June 17, 1999)

New World Fund	+33.37%	+22.45%	+11.82%
MSCI ACWI (All-Country World Index) Index	+22.77	+11.72	+4.23
MSCI World Index	+21.91	+10.91	+3.93
MSCI Emerging Markets Index	+35.42	+28.50	+12.41
J.P. Morgan Emerging Markets Bond Index Plus	+12.24	+14.71	+13.82
[End Sidebar]

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All-Country World Index) Index, which blends the MSCI World and Emerging Markets indices, weighted by ACWI market capitalization. The MSCI World Index measures 23 developed-country stock markets, while the MSCI Emerging Markets Index measures 25 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. These indices are unmanaged and do not reflect the effects of sales charges, commissions or expenses.

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2006

Developed-country equities	35.5%

Asia
South Korea	3.9
Taiwan	3.6
Hong Kong	2.4
Japan	2.0
Singapore	.5

The Americas
United States	4.9
Canada	.9

Europe
United Kingdom	4.4
Switzerland	3.3
Austria	2.9
Spain	1.9
Finland	1.4
Germany	.9
France	.7
Denmark	.7
Greece	.4
Ireland	.3
Sweden	.2
Norway	.1
Luxembourg	.1

Developing-country equities	46.6%

Asia
India	6.9
Thailand	4.4
Indonesia	3.5
Philippines	2.4
China	1.5
Malaysia	.4
Pakistan	.4

The Americas
Brazil	8.4
Mexico	5.1
Panama	.2

Europe
Russia	2.0
Hungary	1.9
Poland	1.3
Slovenia	.6
Czech Republic	.6
Turkey	.3

Africa/Middle East
South Africa	3.7
Israel	1.3
Egypt	1.2
Oman	.5

Developing-country bonds	7.8%

Asia
Philippines	.5

The Americas
Brazil	1.4
Mexico	1.3
Argentina	1.1
Colombia	.7
Peru	.6
Panama	.4
Dominican Republic	.2
Chile	.1

Europe
Russia	.8
Turkey	.6

Africa/Middle East
Egypt	.1

Short-term securities &
other assets less liabilities	10.1

Total	100.0%
[End Sidebar]

The investment environment
Global equity markets did well over the period as major economies responded favorably to lower oil prices, relatively low interest rates and healthy corporate balance sheets. Many markets experienced downturns in the middle of the year, mostly on interest rate fears in the U.S., but almost all country indexes finished in positive territory for the 12-month period. Developing-country stocks outpaced their developed-world counterparts.

In the U.S., robust economic growth and solid corporate results led markets higher during the first half of the period, but rising inflation and cautious guidance from the Federal Reserve unsettled investors in early summer. However, with consumer confidence climbing and gas prices falling, markets finished on a positive note. All told, the U.S. market rose 16.3%.* Many European markets experienced strong gains thanks to rising consumer confidence and strengthening corporate balance sheets. Germany (+35.4%), France (+32.4%) and the United Kingdom (+28.5%) all posted double-digit gains. In Asia, meaningful gains were recorded in South Korea (+31.9%) and Taiwan (+26.1%).

*Country returns are based on MSCI indices, expressed in U.S. dollars, and assume the reinvestment of dividends.

India, Brazil and Mexico all showed strong growth over the 12-month period. These countries collectively account for the largest percentage of holdings in the fund’s developing world portfolio. India, which was hit by a market downturn in May and June, fully recovered all of its prior losses by the end of October (+66.8.%). Brazil turned in solid results (+37.0%) as did Mexico (+45.0%), which reached an all-time high despite temporary uncertainty brought on by a disputed presidential election.

Despite a military coup in Thailand in September 2006, the political environment has calmed and Thailand’s stock market has done relatively well (+27.9%).

Developing-country bonds, meanwhile, posted double-digit gains and have provided steady returns. The fund invests in these bonds for their potential total return — that is, income plus price appreciation.

The fund’s portfolio
New World Fund’s investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough company research. This approach has helped us to achieve both geographic and industry diversification. As of October 31, 2006, our investors were part equity owners, through the fund, of more than 200 companies in 41 countries. Taken from the vantage point of the fund’s three principal investment areas, here is an overview of some recent developments that have influenced the fund’s growth over the past 12 months.

Developed-country equities
Developed markets fared well over the past 12 months. Financial companies in developed countries showed particular strength. United Kingdom’s HSBC Holdings, which had negative returns last year, gained 20.6%. Austria’s Erste Bank, meanwhile, looking to benefit from the growing economies of Eastern Europe, acquired Romania’s largest bank, Banca Comerciala Romana. Erste Bank gained 31.0% over the past year and has become our fourth-largest holding.

While the Japanese market hit some bumps over the course of 2006, its automobile manufacturers, Honda Motor Co. (+29.7%) and Toyota Motor Corp. (+29.6), provided strong returns for the fund.

Among consumer staples, U.S.-based PepsiCo (+7.4%) and Coca-Cola (+9.2%) bounced back from mid-year losses. Switzerland’s Nestlé, the fund’s fifth-largest holding, gained 15.0% and Dutch-domiciled Unilever gained 5.2%.

Developed-country equities accounted for 35.5% of net assets, up slightly from a year ago when they accounted for nearly 29% of net assets.

Developing-country equities
Brazil, Mexico and India were the fund’s success stories over the past year. Brazil benefited from a strong currency, rising commodity prices and lower inflation. Global demand for raw materials benefited Brazil’s economy as well. Decreasing interest rates and more flexibility in reserve requirements have helped Brazilian banks.

Mexico has stabilized since the certification of Felipe Calderón Hinojosa as President elect. Banks are benefiting from a growing economy that has led to an increase in corporate and consumer lending.

India was one of the best-performing emerging markets over the past year. The country has gotten inflation under control and continues to benefit from the adoption of more free-market policies. The economy overall has deepened over the past few years. Once dominated by just a few sectors, it now has a diverse group of industries, many of which are competing on a global scale. Our overall fund assets in India dropped slightly to 6.9% from 7.8% as the strong stock market led to some profit taking. Fundamentals in India remain strong and we continue to find good investment opportunities.

Continued growing demand for energy helped boost a number of utility, oil and gas companies in developing countries. Brazil’s Petrobras (ordinary shares) gained 38.9%. Oil & Natural Gas Corp., an energy exploration company in India and our eighth-largest holding, was up 32.1%. India’s Bharat Heavy Electricals, which makes equipment for power plants, was up 114.9%. PT Perusahaan Gas Negara, the national gas company of Indonesia, had the fund’s third-largest return for the past 12-month period, 135.1%. On the downside, Reliance Energy Ltd., an Indian power utility company, lost 6.2%. On the construction front, Italian-Thai Development PCL, a Thailand-based construction company, lost 21.9%.

Hungary’s MOL Magyar Olaj- és Gázipari, an integrated oil and gas enterprise in central and eastern Europe, gained only 7.6%. In fact, many of our holdings in Hungary were weak. High interest rates, a large budget deficit and a brief period of political turmoil have all negatively impacted the Hungarian market.

The financial sector, the largest of our portfolio, continued to show strength. Brazil’s Itaúsa gained 51.5% and Banco Itaú Holding gained 37.3%. Grupo Financiero Banorte, one of Mexico’s leading independent banks, has moved up to be the fund’s third-largest holding and returned 68.6%. India’s Housing Development Finance Corp. gained 51.7%. PT Bank Rakyat Indonesia had the fund’s seventh-strongest return at 122.5%. The National Bank of Pakistan gained 120.4% and had the fund’s eighth-largest return. Hungary’s OTP Bank PLC, meanwhile, lost 2.6%.

On the telecommunications front, Mexico’s América Móvil SA de CV, our largest holding and the biggest cellular communications provider in Latin America, gained 63.3% and Philippine Long Distance Telephone Company, our ninth-largest holding, returned 55.4%. Telecommunication services companies make up the second-largest sector in the fund.

Developing-country equities accounted for 46.6% of the net assets of the fund, down slightly from the 47.4% of net assets the same time last year.

Developing-country bonds
As we have found more attractive investments on the equity side, our exposure to developing-market debt has decreased. Bonds, as a percentage of the portfolio, declined from 10.4% in 2005 to 7.8%.

Our holdings in Brazilian debt instruments were a top contributor as Brazil benefited from a strong economy overall and attractive interest rates. Argentinean bonds also did well as that country continued to have a strong recovery from its economic crisis of a few years ago.

As fixed-income markets in the developing world continue to mature and open up to foreign investment, we are seeing more opportunities in local currency-denominated Treasury bills and bonds. For instance, the fund holds local currency bonds in Argentina, Brazil, Colombia and Mexico. We remain committed to researching possible new fixed-income investments such as these for the fund.

Looking forward
As we watch developing markets such as India and Brazil grow, we continue to find new investment opportunities for the fund. On the next few pages, we share with you how we go about entering new markets and profile three of them.

We appreciate your continued support.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

December 1, 2006

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2006, with dividends reinvested)

Figures shown are past results for Class A shares and are not predictive of results in future periods.
Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

Year ended October 31	New World Fund[1]	MSCI ACWI (All-Country World Index) Index[2]	MSCI Emerging Markets Index[2]

6/17/1999	$9,425	$10,000	$10,000
7/31/1999	$9,484	$9,959	$9,728
10/31/1999	$9,468	$10,338	$9,687
1/31/2000	$11,235	$10,925	$11,968
4/30/2000	$10,820	$11,158	$11,031
7/31/2000	$10,389	$10,907	$10,384
10/31/2000	$9,192	$10,421	$8,833
1/31/2001	$9,694	$10,190	$9,393
4/30/2001	$9,026	$9,338	$8,193
7/31/2001	$8,682	$8,810	$7,607
10/31/2001	$7,801	$7,800	$6,761
1/31/2002	$8,888	$8,128	$8,333
4/30/2002	$9,590	$8,165	$9,038
7/31/2002	$8,269	$7,034	$7,601
10/31/2002	$7,953	$6,741	$7,332
1/31/2003	$8,132	$6,573	$7,543
4/30/2003	$8,576	$7,008	$7,767
7/31/2003	$9,552	$7,726	$9,350
10/31/2003	$10,912	$8,443	$10,906
1/31/2004	$12,077	$9,272	$12,261
4/30/2004	$12,099	$9,177	$11,929
7/31/2004	$11,912	$9,142	$11,540
10/31/2004	$12,931	$9,627	$13,022
1/31/2005	$14,314	$10,330	$14,960
4/30/2005	$14,265	$10,238	$14,796
7/31/2005	$15,701	$10,940	$16,967
10/31/2005	$16,100	$11,059	$17,493
1/31/2006	$18,979	$12,333	$22,317
4/30/2006	$20,510	$13,010	$24,101
7/31/2006	$19,440	$12,596	$21,858
10/31/2006	$21,472	$13,577	$23,689

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The indices are unmanaged and include reinvested dividends and/or distributions, but do not reflect sales charges, commissions or expenses.
3 For the period June 17, 1999 (when the fund began operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2006)*

Lifetime
	1 year	5 years	(since June 17, 1999)

Class A shares	+25.69%	+21.01%	+10.92%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

[photo of magnifying glasses on a map]
[Begin Sidebar]
“There are markets and companies out there that are not well understood by global investors. We try to have a deep understanding through our research in order to find the best value for our shareholders.”
— Rob Lovelace, president
[End Sidebar]

Exploring new markets:
South Africa, Slovenia and Vietnam

Over the next decade, developing countries will likely account for more than 50% of the world’s economic growth. Through its extensive global research effort, New World Fund has positioned itself to take advantage of that expansion. In the past year, the fund has increased its investments in developing markets that look promising and continues to closely monitor future opportunities in new markets poised for economic growth.

“We have a lot of experience in developing markets, which gives us a solid base to explore new opportunities as they materialize,” says Gina Despres, vice chairman of New World Fund. These new opportunities include greater investments in South Africa and Slovenia and a greater research effort in Vietnam.

Capital has a long history of global research (see “By the numbers” box on page 11). Our analysts and portfolio counselors make thousands of research visits each year. Many have lived in the areas they cover. They grew up there, speak the languages and are familiar with the countries’ histories, cultures and trends.

“This gives us an interesting perspective and New World Fund shareholders are benefiting from it,” says Dawid Justus, a London-based investment analyst for the fund who grew up in South Africa. “We leverage those experiences to help us think about how and where to invest.”

Dawid joined Capital two years ago. His years growing up in South Africa and his continuing family ties there have helped him research potential investments. “Management teams don’t need to put everything in context for me,” Dawid says. “It’s also easier to build relationships with them and, since we’re all about long-term investing, this becomes very important.”

It’s not surprising that New World Fund’s analysts turn to the familiar when looking for new investments. However, that is only a first step. “I was born in Slovenia and speak Slovenian so it was natural that I would look there for investment opportunities,” notes Andraz Razen, a London-based investment analyst for the fund. “But it’s not the reason I actually invested there.”

Indeed, New World Fund’s investments in South Africa and Slovenia have grown because those countries’ economic fundamentals have strengthened and new opportunities are emerging. Vietnam, in the meantime, has initiated economic reforms that hold promise for future investments.

“While each of these countries is new to the investing universe, with unique political and demographic factors, there are elements of commonality to the pattern of development that they all go through,” says Gina.

This pattern includes a rise in per capita gross domestic product (GDP), a transition from an agricultural economy to an industrialized one, the growth of market capital as a percentage of GDP and an overall regulatory environment that encourages economic growth and foreign investment. All of these factors, plus others, are part of New World Fund’s criteria to meet the definition of “qualified developing country” and open the door to greater investment by the fund.

“We keep visiting these countries, researching specific companies and evaluating whether all of these criteria are being met,” says Mark Denning, a portfolio counselor for New World Fund. “We’ll continue this process for years until we find companies in which to invest and we feel that overall the country is ready for investment.”

South Africa — A rising middle class lifts the economy
Since the end of apartheid in 1994, South Africa has undergone both a political and economic transformation. “In some ways, South Africa is a contradiction,” notes Galen Hoskin, a San Francisco-based investment analyst for New World Fund. “It’s a developing market with a first-world infrastructure.”

While not brand new to the fund, New World Fund’s investments in South Africa have grown over the past year — from 0.7% of the portfolio in 2005 to 3.7% in 2006. There are a number of factors that have made South Africa an appealing market. Good fiscal policies, for example, have opened the door for greater foreign investment. In fact, South Africa’s Minister of Finance, Trevor Manuel, was projecting that 2007 would close with a budget surplus. Fiscal plans for 2007 include paying down debt, another important step for economic growth.

[Begin Sidebar]
“In a way, New World Fund is one of our most dynamic and exciting funds. We’re always getting out and seeing new places and being vigilant so that we don’t miss new opportunities.”
— Carl Kawaja, portfolio counselor
[End Sidebar]

[photo of a house being constructed]
[graphic of a map of Africa - South Africa highlighted]
[Begin Sidebar]
SOUTH AFRICA

SIZE: 1.2 million square kilometers (slightly less than twice the size of Texas)

POPULATION: 44,187,637

MEDIAN AGE: 24.1 years

LANGUAGES SPOKEN: IsiZulu (23.8%), IsiXhosa (17.6%), Afrikaans (13.3%), Sepedi (9.4%), English (8.2%), Setswana (8.2%), Sesotho (7.9%), Xitsonga (4.4%), other (7.2%)

LITERACY: 86.4%

CURRENCY: Rand

GDP GROWTH RATE: 4.9%

UNEMPLOYMENT RATE: 26.6%

INFLATION RATE: 4%

AGRICULTURAL PRODUCTS: corn, wheat, sugarcane, fruits, vegetables, beef, poultry, mutton, wool, dairy products

INDUSTRIES: mining (world’s largest producer of platinum, gold, chromium), automobile assembly, metalworking, machinery, textiles, iron and steel, chemicals, fertilizer, foodstuffs, commercial ship repair

EXPORTS: gold, diamonds, platinum, other metals and minerals, machinery and equipment

IMPORTS: machinery and equipment, chemicals, petroleum products, scientific instruments, foodstuffs

Source: The World Factbook, 2006.
Central Intelligence Agency.
[End Sidebar]

But perhaps the greatest impact on South Africa’s economy over the past 10 years has been the growth of the black middle class. In a country where approximately 79% of the population is black, the growth of this population as a consumer force is vital to economic growth. This expansion has been helped along by the government’s economic initiatives and social programs, which have enabled black South Africans to become more involved in the economy. This, in turn, has led to greater consumer spending.

While South Africa is best known for its mining industry, it’s the growing middle class, coupled with strong company management, that has attracted New World Fund investment. “I’m most impressed with the quality of management,” says Galen. “Many of these guys managed business during the period of international sanctions and became very self-sufficient.” Galen sees many South African companies focused on fundamentals (such as shareholder returns and paying dividends), which make them attractive investments.

Our investment analysts also expect significant spending on infrastructure over the next five to 10 years. This growth will come from a combination of upgrading older infrastructure and initiating new construction in preparation for hosting soccer’s FIFA World Cup in 2010.

South African companies also stand to gain from external growth. Many of the country’s neighbors in Sub-Saharan Africa have been growing as well, and South Africa is well positioned to service those markets.

New World Fund invests in a large construction company, Murray & Roberts Holdings Ltd., as well as the largest bank in South Africa, FirstRand. To capture the consumer spending market, the fund holds shares in Truworths, a fashion retailer.

Of course, like any developing market, South Africa has its challenges. Like most of Africa, AIDS is a serious health issue for the country. On the economic front, the local currency, the rand, has been quite volatile over the past year and interest rates have been on the rise.

Although these challenges may have lowered the stock prices of some of New World Fund’s holdings over the past year, Dawid sees an upside. “During times of volatility, we’re prepared and positioned to take advantage of lower stock prices and add to our position.”

[photo of a town in Slovenia]
[graphic of a map of Europe - Slovenia highlighted]

[Begin Sidebar]
SLOVENIA

SIZE: 20,273 square kilometers (slightly smaller than New Jersey)

POPULATION: 2,010,347

MEDIAN AGE: 40.6 years

LANGUAGES SPOKEN: Slovenian (91.1%), Serbo-Croatian (4.5%), other or unspecified (4.4%)

LITERACY: 99.7%

CURRENCY: Tolar (as of January 1, 2007, will fully transition to the euro)

GDP GROWTH RATE: 3.9%

UNEMPLOYMENT RATE: 10.1%

INFLATION RATE: 2.5%

AGRICULTURAL PRODUCTS: potatoes, hops, wheat, sugar beets, corn, grapes, cattle, sheep, poultry

INDUSTRIES: ferrous metallurgy and aluminum products, lead and zinc smelting, electronics (including military electronics), trucks, electric power equipment, wood products, textiles, chemicals, machine tools

EXPORTS: manufactured goods, machinery and transport equipment, chemicals, food

IMPORTS: machinery and transport equipment, manufactured goods, chemicals, fuels and lubricants, food

Source: The World Factbook, 2006.
Central Intelligence Agency.
[end sidebar]

Slovenia — Small in size, large in growth potential
Nestled against the Alps, this small nation of 2 million people has undergone significant economic growth since it gained independence from the former Yugoslavia in 1991. Unlike many other central and eastern European nations, Slovenia boasts a strong GDP, European Union membership and, as of January 1, 2007, full adoption of the euro.

“Through its membership in the European Union and currency transfer to the euro, Slovenia provides less political and currency risk than its neighbors,” says Andraz. “These circumstances make the country attractive on an investment level.”

Slovenia has a balanced budget and a GDP growing at 3% to 5% a year. The government has also moved to privatize formerly state-owned entities, such as telecommunication companies.

Many Slovenians, meanwhile, are debt-free and landowners — two significant factors that add to the country’s economic growth potential. “Slovenians are wealthy on a balance-sheet basis,” says Andraz. “Any money they earn goes straight into their pockets.” This leaves the door open for a strong consumer class and a virtually untouched market for banks and other financial lenders. In fact, Western banks will likely bid for ownership in the state-owned banks once the government moves to privatize them.

In the meantime, New World Fund has found attractive investments there. Aiming to benefit from more consumers and the relaxation of government controls on food prices, New World Fund has invested in Mercator, a food retailer. The fund also has holdings in Krka, a pharmaceutical company that makes generic prescription drugs. Krka’s stock has doubled in the past year mostly on strong demand from Russia.

“What’s interesting about Slovenia,” notes Andraz, “is that it was suppressed by socialism but is like the West in so many ways. Now we’re seeing it build an infrastructure like the West.”

[Begin Sidebar]
“While each of these countries is new to the investing universe, with unique political and demographic factors, there are elements of commonality to the pattern of development that they all go through.”
— Gina Despres, vice chairman
[End Sidebar]

[photo of people on mopeds]
[graphic of a map Asia - Vietnam highlighted]
[Begin Sidebar]
VIETNAM

SIZE: 329,560 square kilometers (slightly larger than New Mexico)

POPULATION: 84,402,966

MEDIAN AGE: 25.9 years

LANGUAGES SPOKEN: Vietnamese (official), English (increasingly favored as a second language), some French, Chinese and Khmer, mountain area languages (Mon-Khmer and Malayo-Polynesian)

LITERACY: 90.3%

CURRENCY: Dong

GDP GROWTH RATE: 8.4%

UNEMPLOYMENT RATE: 2.4%

INFLATION RATE: 8.3%

AGRICULTURAL PRODUCTS: paddy rice, coffee, rubber, cotton, tea, pepper, soybeans, cashews, sugar cane, peanuts, bananas, poultry, fish, seafood

INDUSTRIES: food processing, garments, shoes, machine-building, mining, coal, steel, cement, chemical fertilizer, glass, tires, oil, paper

EXPORTS: crude oil, marine products, rice, coffee, rubber, tea, garments, shoes

IMPORTS: machinery and equipment, petroleum products, fertilizer, steel products, raw cotton, grain, cement, motorcycles

Source: The World Factbook, 2006.
Central Intelligence Agency.
[End Sidebar]

Vietnam — Emerging tiger?
Overshadowed by China, its larger and economically stronger neighbor, Vietnam has begun an economic transformation that has many in the investment community taking notice.

While Capital’s researchers have been watching Vietnam for almost 20 years, it wasn’t until recently that the country started to attract attention that could lead to investment opportunities within the next few years. “In the first five months of 2006, Vietnam was one of the best-performing stock markets in the world,” says Rosalyn Hongsaranagon, an investment analyst based in Hong Kong. “By May 2006, the market was up 60%.” In addition, Vietnam’s economy is growing at a rate of nearly 10% annually.

The ruling Communist party has abandoned Marxist-Leninist ideology in favor of a market economy mixed with socialist ideology. As a part of this transformation, the government is planning to privatize many state-owned companies. In fact, the government expects to raise $20 billion over the next few years as it privatizes approximately 3,000 government-owned enterprises. These include telecommunication and power companies, as well as banks.

The country’s demographics also bode well for economic growth. Vietnam has a population of 84 million people where half are age 25 or younger. It also boasts a literacy rate of over 90%. This gives the country a strong labor pool to pull from, and the outlook for job opportunities looks bright. Traditionally cheap labor markets, such as China and Thailand, may start looking more expensive as newly emerging economies like Vietnam compete for business.

Foreign investors are not the only ones noticing the possibilities in Vietnam. Expatriates who left the country are coming back and bringing the business expertise they learned in the United States and Europe with them. “This is an important development,” notes Rosalyn. “Vietnam needs human resources — people who can provide management advice to help grow companies.”

Changes from the outside world have been important as well. In 1994, the United States lifted its trade embargo and this past November, Vietnam joined the World Trade Organization (WTO). “WTO membership is quite useful in opening up a country to global competition,” notes Mark Denning.

Of course, challenges remain. Vietnam’s stock market is only five years old and is quite small (it has a market capitalization of only $4 billion). Over the next few years, it is expected to grow exponentially as the government privatizes companies. By 2010, the government expects the stock market’s capitalization to reach $80 billion. The lack of a payment mechanism, meanwhile, hinders direct investment in Vietnam. Foreign banks are trying to set up operations in Vietnam to assist with the flow of money.

“Still, the transformation going on is very exciting,” says Rosalyn. “Vietnam is changing from an informal economy to a modern trade channel.”

The three “R’s” — Research, research, research
From Africa to Eastern Europe to Asia, New World Fund’s analysts and portfolio counselors continue to seek out new investment opportunities for the fund. Relying on in-depth research and armed with a list of criteria, the fund has expanded its investments to include small holdings in new markets such as Egypt. It does so with the support of a seasoned and diverse research team.

[Begin Sidebar]
BY THE NUMBERS

Capital’s global research effort

New World Fund’s investment adviser, Capital Research and Management Company (CRMC), is a leader among institutional investment managers of developing-market equities.

153
Number of investment professionals

41
Number of investment professionals based outside of the United States

34
Number of countries of origin of investment professionals of CRMC and its affiliates

32
Number of languages spoked by investment professionals of CRMC and its affiliates
[End Sidebar]

“In a way, New World Fund is one of our most dynamic and exciting funds,” says Carl Kawaja, a portfolio counselor. “We’re always getting out and seeing new places and being vigilant so that we don’t miss new opportunities.”

Whether the investment analysts and portfolio counselors are from these countries, have lived in these countries or have made multiple visits, it’s this blend of familiarity and financials that lies at the heart of the fund’s investment decision making.

Notes Rob Lovelace, New World Fund’s president and one of its portfolio counselors: “There are markets and companies out there that are not well understood by global investors. We try to have a deep understanding through our research in order to find the best value for our shareholders.”

[Begin Sidebar]
“We keep visiting these countries, researching specific
companies ... We’ll continue this process for years until we find companies in which to invest and we feel that overall
the country is ready for investment.”
— Mark Denning, portfolio counselor
[End Sidebar]

Summary investment portfolio, October 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of Net Assets

Financials	17.45%
Telecommunication services	9.79
Consumer staples	8.66
Materials	8.40
Industrials	7.96
Other industries	29.82
Bonds & notes	7.83
Rights & warrants	0.02
Short-term securities & other assets less liabilities	10.07
[end pie chart]
		Market	Percent
		value	of net
Common stocks - 82.08%	Shares	(000)	assets

Financials - 17.45%
Grupo Financiero Banorte, SA de CV	41,406,639	$148,872	1.46%
One of Mexico's leading independent banks.
Erste Bank der oesterreichischen Sparkassen AG	2,177,800	148,253	1.45
A financial services leader in Central Europe.
PT Bank Rakyat Indonesia	189,500,300	102,207	1.00
One of Indonesia's oldest and largest banks.
ICICI Bank Ltd.	5,665,100	98,054
ICICI Bank Ltd. (ADR)	27,000	949.97
One of India's fastest growing private banks, offering banking services through traditional and electronic channels.
Banco Bilbao Vizcaya Argentaria, SA	3,750,300	90,539.89
This leading Spanish bank also provides financial services in Latin America.
Itaúsa - Investimentos Itaú SA, preferred nominative	19,265,741	87,465.86
The holding company for Itaúbanco, Brazil's leading private sector bank.
Unibanco-União de Bancos Brasileiros SA, units (GDR)	750,000	59,062
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	15,834.74
One of Brazil's largest privately owned banks.
EFG International (1)	2,240,000	73,423.72
Swiss-based global provider of banking services and asset management.
HSBC Holdings PLC (Hong Kong)	3,337,204	62,969.62
One of the world's largest international banking and financial services organizations.
Bangkok Bank PCL	19,100,000	62,469.61
Thailand’s largest commercial bank.
Banco Itaú Holding Financeira SA, preferred nominative	1,795,300	59,117.58
One of Brazil's leading banks, with a long track record of profitability and conservative balance sheet management.
Other securities		769,526	7.55
		1,778,739	17.45

Telecommunication services - 9.79%
América Móvil SA de CV, Series L (ADR)	3,895,300	$166,992	1.64
Latin America's largest cellular communications provider.
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	163,770,000	151,422	1.48
The dominant telecommunications services provider in Indonesia.
Philippine Long Distance Telephone Co.	2,471,160	117,107
Philippine Long Distance Telephone Co. (ADR)	338,340	16,108	1.31
The leading international and domestic telephone company in the Philippines.
Telekomunikacja Polska SA	11,708,900	86,194.85
National telecommunications provider in Poland.
Tele Norte Leste Participações SA, preferred nominative	4,547,400	66,374.65
Provides fixed line telecommunications services in eastern and northern Brazil.
Other securities		394,061	3.86
		998,258	9.79

Consumer staples - 8.66%
Nestlé SA	417,795	142,827	1.40
The world's largest food manufacturer.
Fomento Económico Mexicano, SA de CV (ADR)	1,445,500	139,765	1.37
A leading beverage producer in Latin America and Mexico.
Tesco PLC	14,678,190	110,146	1.08
Operates supermarkets and convenience stores internationally. A leader in online grocery sales.
Other securities		490,305	4.81
		883,043	8.66

Materials - 8.40%
Taiwan Cement Corp.	119,863,665	94,629.93
Manufacturer and retailer of cement, concrete and other construction materials.
Hindalco Industries Ltd.	18,490,820	77,731.76
A major producer of aluminum and copper in India.
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,265,000	69,600.68
The world's largest producer of bleached eucalyptus hardwood pulp.
Votorantim Celulose e Papel SA, preferred nominative (ADR)	3,415,000	62,324.61
Pulp and paper product manufacturer based in Brazil.
Other securities		551,519	5.42
		855,803	8.40

Industrials - 7.96%
Doosan Heavy Industries and Construction Co., Ltd.	3,671,000	140,308	1.38
A Korean-based supplier of industrial facilities to domestic and international plant markets.
Murray & Roberts Holdings Ltd.	21,235,000	109,670	1.08
South African-based construction, contracting and engineering company.
Thai Airways International PCL	64,997,100	85,033.83
Thailand's national domestic airline carrier.
Wienerberger AG	1,290,500	67,069.66
European manufacturer of building materials.
Other securities		408,884	4.01
		810,964	7.96

Consumer discretionary - 7.37%
Kuoni Reisen Holding AG, Class B	122,585	$66,952.66
A leading European tour operator and vacation planning firm based in Switzerland.
Las Vegas Sands Corp. (1)	860,000	65,532.64
Hotel, gaming and resort development company.
Shangri-La Asia Ltd.	29,390,000	63,766.62
One of Asia's largest luxury hotel groups.
Toyota Motor Corp.	1,058,700	62,761.62
One of the world's largest automotive manufacturers.
Other securities		492,107	4.83
		751,118	7.37

Energy - 5.97%
Oil & Natural Gas Corp. Ltd.	7,453,389	135,414	1.33
India's largest oil and natural gas exploration and production company.
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	984,000	87,340
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	231,892	18,774	1.04
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
MOL Magyar Olaj- és Gázipari Rt., Class A	1,049,600	104,451	1.03
Hungarian oil and gas company.
Other securities		262,251	2.57
		608,230	5.97

Information technology - 4.75%
Nokia Corp.	3,759,800	74,601
Nokia Corp. (ADR)	1,478,200	29,387	1.02
One of the world's leading cellphone and network infrastructure providers.
Samsung Electronics Co., Ltd.	122,591	79,523.78
South Korea's top electronics manufacturer and a global leader in semiconductor production.
Kingboard Chemical Holdings Ltd.	21,199,400	75,341.74
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
Hon Hai Precision Industry Co., Ltd.	11,359,844	73,626.72
Top-tier provider of electronic manufacturing services to computer, networking, wireless and consumer equipment makers.
Other securities		152,213	1.49
		484,691	4.75

Utilities - 4.48%
RAO Unified Energy System of Russia (GDR)	1,146,000	86,294.85
The largest provider of electricity services in the Russian Federation.
Cia. Energética de Minas Gerais - Cemig, preferred nominative	1,619,200,000	69,895.69
Generates and distributes electricity in the Brazilian state of Minas Gerais.
PT Perusahaan Gas Negara (Persero) Tbk	49,563,500	62,193.61
Explores for and produces oil and gas in Indonesia.
Other securities		238,275	2.33
		456,657	4.48

Health care - 2.34%
Novo Nordisk A/S, Class B	981,900	$74,160.73
A global leader in drugs to treat diabetes.
Richter Gedeon NYRT	319,000	66,931.66
Researches, develops and makes pharmaceuticals in Hungary.
Other securities		97,512.95
		238,603	2.34

Miscellaneous - 4.91%
Other common stocks in initial period of acquisition		500,624	4.91

Total common stocks (cost: $5,984,503,000)		8,366,730	82.08

		Market	Percent
		value	of net
Rights & warrants - 0.02%		(000)	assets

Other - 0.02%
Other securities		1,963.02

Total rights & warrants (cost: $0)		1,963.02

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 7.83%	(000)	(000)	assets

Non-U.S. government bonds & notes - 7.55%
Brazil (Federal Republic of) Global:
12.50% 2016	R$19,400	9,242
7.125%-11.00% 2010-2040 (2)	$90,370	109,271
Brazilian Treasury Bill 0%-6.00% 2007-2011 (3)	R$54,094	23,552	1.39
Argentina (Republic of) (2):
5.83% 2033 (3) (4)	ARS239,336	72,920
4.193%-8.28% 2012-2033 (4) (5)	$24,262	18,758
0.63%-2.00% 2014-2038 (3)	ARS415,180	22,638	1.12
United Mexican States Government:
Global 6.073%-11.375% 2009-2016 (5)	$64,880	74,401
8.00%-10.00% 2013-2024	MXP352,500	36,326	1.09
Other securities		402,362	3.95
		769,470	7.55

Other - 0.28%
Other securities		29,177.28

Total bonds & notes (cost: $727,322,000)		798,647	7.83

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 10.79%	(000)	(000)	assets

HBOS Treasury Services PLC 5.275%-5.36% due 11/3-11/30/2006	$74,600	$74,379.73
Total Capital SA 5.20%-5.22% due 11/2-12/6/2006 (6) (7)	72,200	71,950.71
Swedish Export Credit Corp. 5.22%-5.23% due 11/20-12/19/2006	69,600	69,229.68
BASF AG 5.27% due 11/10-11/13/2006 (6)	68,800	68,681.67
BMW U.S. Capital LLC 5.20%-5.23% due 11/17-12/12/2006 (6) (7)	62,300	62,038.61
Toyota Credit de Puerto Rico Corp. 5.235% due 11/21/2006	34,300	34,195
Toyota Motor Credit Corp. 5.24% due 11/9/2006	20,000	19,974.53
Other securities		699,147	6.86

Total short-term securities (cost: $1,099,546,000)		1,099,593	10.79

Total investment securities (cost: $7,811,371,000)		10,266,933	100.72
Other assets less liabilities		(73,107)	(0.72)

Net assets		$10,193,826	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 10/31/2006 (000)
Murray & Roberts Holdings Ltd.	-	21,235,000	-	21,235,000	$1,730	$109,670
Italian-Thai Development PCL	135,416,600	134,003,000	-	269,419,600	215	45,527
					$1,945	$155,197

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) Coupon rate may change periodically.
(6) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $582,958,000, which represented 5.72% of the net assets of the fund.

(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2006	(dollars and shares in thousands, except per-share amounts		)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $7,669,811)	$10,111,736
Affiliated issuers (cost: $141,560)	155,197	$10,266,933
Cash denominated in non-U.S. currencies (cost: $5,859)		5,829
Cash		6,413
Receivables for:
Sales of investments	10,756
Sales of fund's shares	27,660
Open forward currency contracts	4,339
Dividends and interest	22,818	65,573
		10,344,748
Liabilities:
Payables for:
Purchases of investments	126,898
Repurchases of fund's shares	9,311
Investment advisory services	4,601
Services provided by affiliates	4,361
Deferred directors' compensation	1,149
Other fees and expenses	4,602	150,922
Net assets at October 31, 2006		$10,193,826

Net assets consist of:
Capital paid in on shares of capital stock		$7,122,258
Undistributed net investment income		119,986
Undistributed net realized gain		495,791
Net unrealized appreciation		2,455,791
Net assets at October 31, 2006		$10,193,826

Total authorized capital stock - 500,000 shares, $.01 par value (215,067 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (*	)

Class A	$7,790,750	163,880	$47.54
Class B	332,466	7,131	46.62
Class C	532,027	11,517	46.20
Class F	672,682	14,224	47.29
Class 529-A	171,316	3,618	47.35
Class 529-B	22,096	476	46.44
Class 529-C	42,562	916	46.45
Class 529-E	9,701	206	47.04
Class 529-F	7,888	167	47.36
Class R-1	10,555	227	46.46
Class R-2	110,448	2,377	46.46
Class R-3	99,689	2,115	47.13
Class R-4	41,485	873	47.51
Class R-5	350,161	7,340	47.71
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $50.44 and $50.24, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2006	(dollars in thousands		)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $16,481; also includes $1,945 from affiliates)	$152,651
Interest (net of non-U.S.taxes of $1)	104,911	$257,562

Fees and expenses(*):
Investment advisory services	50,537
Distribution services	24,126
Transfer agent services	7,590
Administrative services	2,759
Reports to shareholders	384
Registration statement and prospectus	806
Postage, stationery and supplies	810
Directors' compensation	455
Auditing and legal	189
Custodian	4,200
State and local taxes	103
Other	129
Total fees and expenses before reimbursements/waivers	92,088
Less reimbursements/waivers of fees and expenses:
Investment advisory services	5,054
Administrative services	151
Total fees and expenses after reimbursements/waivers		86,883
Net investment income		170,679

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain on:
Investments	572,463
Non-U.S. currency transactions	1,009	573,472
Net unrealized appreciation on:
Investments	1,374,443
Non-U.S. currency translations	4,297	1,378,740
Net realized gain and unrealized appreciation on investments and non-U.S. currency		1,952,212
Net increase in net assets resulting from operations		$2,122,891

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands		)

	Year ended October 31
	2006	2005
Operations:
Net investment income	$170,679	$77,916
Net realized gain on investments and non-U.S. currency transactions	573,472	164,301
Net unrealized appreciation on investments and non-U.S. currency translations	1,378,740	553,102
Net increase in net assets resulting from operations	2,122,891	795,319

Dividends paid to shareholders from net investment income and non-U.S. currency gain	(113,174)	(52,051)

Capital share transactions	2,830,417	1,877,407

Total increase in net assets	4,840,134	2,620,675

Net assets:
Beginning of year	5,353,692	2,733,017
End of year (including undistributed net investment income: $119,986 and $54,426, respectively)	$10,193,826	$5,353,692

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2006, non-U.S. taxes paid on realized gains were $2,943,000. As of October 31, 2006, non-U.S. taxes provided on unrealized gains were $4,168,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2006, the fund reclassified $8,142,000 from undistributed net realized gains to undistributed net investment income; and $87,000 from undistributed net investment income and $47,000,000 from undistributed net realized gains to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$226,105
Undistributed long-term capital gain	442,715
Gross unrealized appreciation on investment securities	2,503,244
Gross unrealized depreciation on investment securities	(95,236)
Net unrealized appreciation on investment securities	2,408,008
Cost of investment securities	7,858,925

The above undistributed amounts reflect the utilization of capital loss carryforwards of $22,491,000.

Ordinary income distributions paid to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

Share class	Year ended October 31, 2006	Year ended October 31, 2005
Class A	$90,298	$42,710
Class B	2,659	1,140
Class C	4,219	1,414
Class F	7,334	3,321
Class 529-A	1,680	615
Class 529-B	159	67
Class 529-C	297	101
Class 529-E	83	28
Class 529-F	89	43
Class R-1	64	24
Class R-2	794	259
Class R-3	766	292
Class R-4	327	79
Class R-5	4,405	1,958
Total	$113,174	$52,051

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.540% on such assets in excess of $6.5 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended October 31, 2006, total investment advisory services fees waived by CRMC were $5,054,000. As a result, the fee shown on the accompanying financial statements of $50,537,000, which was equivalent to an annualized rate of 0.625%, was reduced to $45,483,000, or 0.563% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2006, the total administrative services fees paid by CRMC were $3,000, $146,000 and $2,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$14,272	$7,226	Not applicable	Not applicable	Not applicable
Class B	2,630	364	Not applicable	Not applicable	Not applicable
Class C	4,130	Included in administrative services	$620	$123	Not applicable
Class F	1,295		471	115	Not applicable
Class 529-A	202		125	23	$127
Class 529-B	170		17	9	17
Class 529-C	317		31	15	32
Class 529-E	36		7	1	7
Class 529-F	-		6	1	6
Class R-1	69		9	6	Not applicable
Class R-2	595		118	359	Not applicable
Class R-3	344		101	95	Not applicable
Class R-4	66		37	4	Not applicable
Class R-5	Not applicable		271	6	Not applicable
Total	$24,126	$7,590	$1,813	$757	$189

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $455,000, shown on the accompanying financial statements, includes $279,000 in current fees (either paid in cash or deferred) and a net increase of $176,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2006
Class A	$2,953,304	69,791	$86,181	2,241	$(1,001,364)	(23,654)	$2,038,121	48,378
Class B	136,711	3,273	2,560	67	(40,416)	(970)	98,855	2,370
Class C	269,845	6,541	4,004	106	(85,407)	(2,069)	188,442	4,578
Class F	321,495	7,586	6,387	167	(120,402)	(2,814)	207,480	4,939
Class 529-A	71,670	1,704	1,679	44	(9,295)	(216)	64,054	1,532
Class 529-B	7,460	180	159	4	(796)	(19)	6,823	165
Class 529-C	17,345	417	297	8	(2,521)	(61)	15,121	364
Class 529-E	4,175	100	82	2	(338)	(8)	3,919	94
Class 529-F	2,876	69	89	2	(531)	(13)	2,434	58
Class R-1	9,038	217	64	2	(3,528)	(86)	5,574	133
Class R-2	64,900	1,554	791	21	(22,054)	(531)	43,637	1,044
Class R-3	63,421	1,491	763	20	(22,598)	(531)	41,586	980
Class R-4	30,976	718	327	9	(10,568)	(246)	20,735	481
Class R-5	119,426	2,796	4,174	108	(29,964)	(711)	93,636	2,193
Total net increase
(decrease)	$4,072,642	96,437	$107,557	2,801	$(1,349,782)	(31,929)	$2,830,417	67,309

Year ended October 31, 2005
Class A	$1,725,369	50,781	$40,564	1,293	$(375,444)	(11,102)	$1,390,489	40,972
Class B	71,650	2,138	1,100	35	(15,270)	(458)	57,480	1,715
Class C	141,506	4,264	1,352	44	(22,546)	(685)	120,312	3,623
Class F	179,769	5,348	2,907	94	(54,524)	(1,644)	128,152	3,798
Class 529-A	36,812	1,091	615	20	(2,124)	(63)	35,303	1,048
Class 529-B	4,262	128	67	2	(200)	(6)	4,129	124
Class 529-C	9,846	297	101	3	(848)	(26)	9,099	274
Class 529-E	1,949	58	28	1	(107)	(3)	1,870	56
Class 529-F	1,318	40	43	1	(279)	(8)	1,082	33
Class R-1	2,530	75	24	1	(1,325)	(39)	1,229	37
Class R-2	32,939	988	258	8	(8,685)	(260)	24,512	736
Class R-3	30,144	898	290	9	(11,345)	(323)	19,089	584
Class R-4	11,245	331	79	3	(1,791)	(53)	9,533	281
Class R-5	83,844	2,476	1,837	59	(10,553)	(313)	75,128	2,222
Total net increase
(decrease)	$2,333,183	68,913	$49,265	1,573	$(505,041)	(14,983)	$1,877,407	55,503

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of October 31, 2006, the fund had an open forward currency contract to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at October 31, 2006

Non-U.S. currency contract	Non-U.S.	U.S.	Amount	Unrealized appreciation

Sales:

South Afican rand expiring 12/01/2006	ZAR338,225	$50,000	$45,661	$4,339

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,651,300,000 and $2,103,874,000, respectively, during the year ended October 31, 2006.

Financial highlights (1)

		Income (loss) from investment operations(2)

	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 10/31/2006	$36.32	$.93		$11.02	$11.95	$(.73)	$47.54	33.37%	$7,791			1.06%		1.00%		2.19%
Year ended 10/31/2005	29.68	.68		6.51	7.19	(.55)	36.32	24.50	4,195			1.18		1.12		2.00
Year ended 10/31/2004	25.60	.47		4.20	4.67	(.59)	29.68	18.51	2,212			1.23		1.22		1.68
Year ended 10/31/2003	18.90	.39		6.56	6.95	(.25)	25.60	37.19	1,528			1.31		1.31		1.86
Year ended 10/31/2002	19.04	.34		.07	.41	(.55)	18.90	1.95	1,071			1.34		1.34		1.65
Class B:
Year ended 10/31/2006	35.71	.59		10.84	11.43	(.52)	$46.62	32.33	332			1.85		1.79		1.40
Year ended 10/31/2005	29.23	.42		6.42	6.84	(.36)	35.71	23.57	170			1.94		1.88		1.24
Year ended 10/31/2004	25.29	.25		4.14	4.39	(.45)	29.23	17.58	89			2.01		2.00		.91
Year ended 10/31/2003	18.69	.22		6.50	6.72	(.12)	25.29	36.12	52			2.10		2.10		1.05
Year ended 10/31/2002	18.82	.16		.09	.25	(.38)	18.69	1.17	29			2.15		2.15		.78
Class C:
Year ended 10/31/2006	35.42	.57		10.75	11.32	(.54)	$46.20	32.27	532			1.89		1.83		1.36
Year ended 10/31/2005	29.03	.40		6.37	6.77	(.38)	35.42	23.52	246			1.98		1.92		1.21
Year ended 10/31/2004	25.18	.24		4.11	4.35	(.50)	29.03	17.53	96			2.04		2.03		.89
Year ended 10/31/2003	18.66	.21		6.48	6.69	(.17)	25.18	36.10	39			2.12		2.12		.99
Year ended 10/31/2002	18.76	.12		.12	.24	(.34)	18.66	1.15	13			2.14		2.14		.61
Class F:
Year ended 10/31/2006	36.13	.92		10.97	11.89	(.73)	$47.29	33.38	673			1.07		1.01		2.18
Year ended 10/31/2005	29.54	.67		6.47	7.14	(.55)	36.13	24.46	336			1.19		1.14		1.98
Year ended 10/31/2004	25.52	.46		4.17	4.63	(.61)	29.54	18.44	162			1.27		1.26		1.65
Year ended 10/31/2003	18.88	.38		6.54	6.92	(.28)	25.52	37.10	71			1.35		1.35		1.77
Year ended 10/31/2002	18.98	.28		.12	.40	(.50)	18.88	1.95	23			1.38		1.38		1.35
Class 529-A:
Year ended 10/31/2006	36.19	.92		10.97	11.89	(.73)	$47.35	33.32	171			1.09		1.03		2.15
Year ended 10/31/2005	29.59	.67		6.48	7.15	(.55)	36.19	24.45	76			1.21		1.15		1.97
Year ended 10/31/2004	25.56	.46		4.18	4.64	(.61)	29.59	18.43	31			1.27		1.26		1.65
Year ended 10/31/2003	18.89	.40		6.54	6.94	(.27)	25.56	37.18	13			1.30		1.30		1.87
Period from 2/19/2002 to 10/31/2002	21.19	.14		(2.44)	(2.30)	-	18.89	(10.85)	5			1.47	(5)	1.47	(5)	.99	(5)
Class 529-B:
Year ended 10/31/2006	35.58	.53		10.81	11.34	(.48)	$46.44	32.14	22			1.97		1.90		1.28
Year ended 10/31/2005	29.15	.36		6.41	6.77	(.34)	35.58	23.38	11			2.09		2.04		1.09
Year ended 10/31/2004	25.25	.20		4.14	4.34	(.44)	29.15	17.41	6			2.17		2.17		.74
Year ended 10/31/2003	18.79	.19		6.48	6.67	(.21)	25.25	35.86	3			2.27		2.27		.89
Period from 2/26/2002 to 10/31/2002	21.20	.02		(2.43)	(2.41)	-	18.79	(11.37)	1			2.25	(5)	2.25	(5)	.14	(5)
Class 529-C:
Year ended 10/31/2006	35.60	.54		10.81	11.35	(.50)	$46.45	32.19	43			1.96		1.89		1.29
Year ended 10/31/2005	29.17	.37		6.40	6.77	(.34)	35.60	23.38	20			2.08		2.02		1.11
Year ended 10/31/2004	25.28	.21		4.14	4.35	(.46)	29.17	17.43	8			2.16		2.15		.76
Year ended 10/31/2003	18.79	.19		6.50	6.69	(.20)	25.28	35.90	4			2.24		2.24		.90
Period from 2/25/2002 to 10/31/2002	21.15	.04		(2.40)	(2.36)	-	18.79	(11.16)	1			2.21	(5)	2.21	(5)	.26	(5)
Class 529-E:
Year ended 10/31/2006	36.00	.77		10.91	11.68	(.64)	$47.04	32.87	10			1.43		1.37		1.82
Year ended 10/31/2005	29.46	.56		6.45	7.01	(.47)	36.00	24.02	4			1.55		1.49		1.65
Year ended 10/31/2004	25.46	.36		4.18	4.54	(.54)	29.46	18.07	2			1.62		1.61		1.31
Year ended 10/31/2003	18.86	.31		6.53	6.84	(.24)	25.46	36.64	1			1.69		1.69		1.47
Period from 3/22/2002 to 10/31/2002	22.57	.10		(3.81)	(3.71)	-	18.86	(16.44)	-		(6)	1.66	(5)	1.66	(5)	.78	(5)
Class 529-F:
Year ended 10/31/2006	36.15	.98		10.97	11.95	(.74)	$47.36	33.55	8			.93		.87		2.31
Year ended 10/31/2005	29.53	.68		6.47	7.15	(.53)	36.15	24.49	4			1.17		1.11		2.02
Year ended 10/31/2004	25.54	.43		4.18	4.61	(.62)	29.53	18.33	2			1.37		1.36		1.54
Year ended 10/31/2003	18.90	.39		6.52	6.91	(.27)	25.54	37.01	1			1.43		1.43		1.74
Period from 9/17/2002 to 10/31/2002	19.44	-	(7)	(.54)	(.54)	-	18.90	(2.78)	-		(6)	.17		.17		-	(8)

Class R-1:
Year ended 10/31/2006	$35.64	$.57		$10.80	$11.37	$(.55)	$46.46	32.22%	$11			1.93%		1.83%		1.35%
Year ended 10/31/2005	29.22	.40		6.41	6.81	(.39)	35.64	23.51	3			2.06		1.92		1.19
Year ended 10/31/2004	25.33	.25		4.14	4.39	(.50)	29.22	17.57	2			2.16		2.04		.92
Year ended 10/31/2003	18.85	.23		6.50	6.73	(.25)	25.33	36.07	-		(6)	2.84		2.10		1.05
Period from 6/11/2002 to 10/31/2002	22.44	.01		(3.60)	(3.59)	-	18.85	(16.00)	-		(6)	3.49		.81		.06
Class R-2:
Year ended 10/31/2006	35.62	.58		10.80	11.38	(.54)	46.46	32.30	110			2.05		1.80		1.38
Year ended 10/31/2005	29.21	.41		6.40	6.81	(.40)	35.62	23.53	47			2.27		1.89		1.23
Year ended 10/31/2004	25.34	.25		4.14	4.39	(.52)	29.21	17.58	17			2.57		2.00		.91
Year ended 10/31/2003	18.86	.22		6.51	6.73	(.25)	25.34	36.09	6			2.69		2.06		.98
Period from 6/7/2002 to 10/31/2002	22.37	(.02)		(3.49)	(3.51)	-	18.86	(15.69)	1			1.04		.83		(.11)
Class R-3:
Year ended 10/31/2006	36.07	.74		10.94	11.68	(.62)	47.13	32.77	100			1.49		1.42		1.75
Year ended 10/31/2005	29.53	.55		6.47	7.02	(.48)	36.07	24.02	41			1.60		1.51		1.62
Year ended 10/31/2004	25.56	.36		4.18	4.54	(.57)	29.53	18.03	16			1.70		1.62		1.30
Year ended 10/31/2003	18.96	.30		6.56	6.86	(.26)	25.56	36.63	6			1.84		1.68		1.37
Period from 6/6/2002 to 10/31/2002	22.41	.03		(3.48)	(3.45)	-	18.96	(15.39)	1			.77		.68		.13
Class R-4:
Year ended 10/31/2006	36.33	.91		11.01	11.92	(.74)	47.51	33.29	41			1.11		1.05		2.12
Year ended 10/31/2005	29.72	.68		6.49	7.17	(.56)	36.33	24.44	14			1.21		1.15		1.98
Year ended 10/31/2004	25.68	.47		4.20	4.67	(.63)	29.72	18.48	3			1.29		1.27		1.66
Year ended 10/31/2003	18.90	.39		6.57	6.96	(.18)	25.68	37.14	1			1.43		1.33		1.79
Period from 10/7/2002 to 10/31/2002	18.21	-	(7)	.69	.69	-	18.90	3.79	-		(6)	.13		.09		-	(8)
Class R-5:
Year ended 10/31/2006	36.43	1.04		11.05	12.09	(.81)	47.71	33.72	350			.81		.75		2.44
Year ended 10/31/2005	29.76	.78		6.51	7.29	(.62)	36.43	24.83	187			.89		.84		2.28
Year ended 10/31/2004	25.66	.55		4.20	4.75	(.65)	29.76	18.83	87			.95		.94		1.96
Year ended 10/31/2003	18.93	.46		6.57	7.03	(.30)	25.66	37.60	45			1.01		1.01		2.15
Period from 5/15/2002 to 10/31/2002	23.05	.12		(4.24)	(4.12)	-	18.93	(17.87)	27			.46		.46		.62

	Year ended October 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	30%	26%	20%	30%	32%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.  In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than $.01.
(8) Amount less than .01%.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
December 8, 2006

Expense example
          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006, through October 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2006	Ending account value 10/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,046.93	$4.95	.96%
Class A -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class B -- actual return	1,000.00	1,042.47	9.16	1.78
Class B -- assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class C -- actual return	1,000.00	1,042.18	9.32	1.81
Class C -- assumed 5% return	1,000.00	1,016.08	9.20	1.81
Class F -- actual return	1,000.00	1,046.72	5.11	.99
Class F -- assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 529-A -- actual return	1,000.00	1,046.62	5.16	1.00
Class 529-A -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class 529-B -- actual return	1,000.00	1,041.98	9.73	1.89
Class 529-B -- assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class 529-C -- actual return	1,000.00	1,041.97	9.68	1.88
Class 529-C -- assumed 5% return	1,000.00	1,015.73	9.55	1.88
Class 529-E -- actual return	1,000.00	1,044.85	6.96	1.35
Class 529-E -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class 529-F -- actual return	1,000.00	1,047.32	4.39	.85
Class 529-F -- assumed 5% return	1,000.00	1,020.92	4.33	.85
Class R-1 -- actual return	1,000.00	1,042.20	9.32	1.81
Class R-1 -- assumed 5% return	1,000.00	1,016.08	9.20	1.81
Class R-2 -- actual return	1,000.00	1,042.42	9.21	1.79
Class R-2 -- assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class R-3 -- actual return	1,000.00	1,044.31	7.27	1.41
Class R-3 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-4 -- actual return	1,000.00	1,046.46	5.31	1.03
Class R-4 -- assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class R-5 -- actual return	1,000.00	1,048.09	3.77	.73
Class R-5 -- assumed 5% return	1,000.00	1,021.53	3.72	.73

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2006:

Foreign taxes	$18,727,000
Foreign source income	280,767,000
Qualified dividend income	156,270,000
Corporate dividends received deduction	6,172,000
U.S. government income that may be exempt from state taxation	1,600,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006 (the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	+15.96%	+21.08%	+8.04%
Not reflecting CDSC	+20.96%	+21.27%	+8.04%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+19.90%	+21.23%	+15.35%
Not reflecting CDSC	+20.90%	+21.23%	+15.35%

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+21.94%	+22.18%	+16.42%

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+14.90%	—	+18.18%
Not reflecting maximum sales charge	+21.90%	—	+19.71%

Class 529-B shares†— first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+15.81%	—	+18.49%
Not reflecting CDSC	+20.81%	—	+18.73%

Class 529-C shares†— first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+19.86%	—	+18.80%
Not reflecting CDSC	+20.86%	—	+18.80%

Class 529-E shares*†— first sold 3/22/02	+21.48%	—	+18.05%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+22.08%	—	+25.48%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of directors

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 60	1999	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C. L. Chang, 54	2005
Director, El & El Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Robert A. Fox, 69	1999	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 57	2005	Chairman of the Board, Tong Yang Major Corp. (holding company of Tong Yang Group companies)

Koichi Itoh, 66	1999	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 64	1999	President, American Public Media Group

John G. McDonald, 69	1999	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 50	1999	Chairman of the Board and CEO, Irwin Financial
Chairman of the Board		Corporation
(Independent and
Non-Executive)

Alessandro Ovi, 62	2001	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the President of the European Commission; former CEO, Tecnitel (subsidiary of a telecommunications company)

Kirk P. Pendleton, 67	1999	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 71	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Elisabeth Allison, 60	3	Color Kinetics, Inc.

Vanessa C. L. Chang, 54	3	None

Robert A. Fox, 69	7	Chemtura Corporation

Jae H. Hyun, 57	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major Corp.; Tong Yang Systems Corp.

Koichi Itoh, 66	5	None

William H. Kling, 64	8	Irwin Financial Corporation

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 50	3	Cummins, Inc.
Chairman of the Board
(Independent and
Non-Executive)

Alessandro Ovi, 62	3	Assicurazioni Generali; Guala Closures SpA; Korn & Ferry Europe (Advisory Board); ST Microelectronics; Telecom Italia Media

Kirk P. Pendleton, 67	6	None

Rozanne L. Ridgway, 71	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

Please see page 32 for footnotes.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 65
Vice Chairman of the Board	1999	Senior Vice President, Capital Research and Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Robert W. Lovelace, 44
President	1999	Senior Vice President and Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 65	4	None
Vice Chairman of the Board

Robert W. Lovelace, 44	2	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Mark E. Denning, 49
Senior Vice President	1999	Director, Capital Research and Management Company; Senior Vice President, Capital Research Company[5]

David C. Barclay, 50	1999	Senior Vice President, Capital Research and
Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Michael J. Downer, 51	2003	Vice President and Secretary, Capital Research and
Vice President		Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Bradford F. Freer, 37	2006	Vice President, Capital Research Company[5]
Vice President

Alwyn Heong, 46	1999	Senior Vice President and Director, Capital
Vice President		Research Company[5]

Carl M. Kawaja, 42	1999	Senior Vice President, Capital Research Company;[5]
Vice President		Director, Capital International, Inc.;[5] Director, Capital International Asset Management[5]

Vincent P. Corti, 50	1999	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

R. Marcia Gould, 52	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jennifer M. Buchheim, 33	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2006, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
> New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-936-1206P

Litho in USA KBDA/GP/8066-S7503

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C.L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$65,000
2006	$73,000
b) Audit-Related Fees:
2005	$1,000
2006	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$7,000
2006	$28,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$355,000
2006	$650,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$9,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $957,000 for fiscal year 2005 and $986,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

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New World FundSM
Investment portfolio

October 31, 2006

Common stocks — 82.08%	Shares	Market value (000)

FINANCIALS — 17.45%
Grupo Financiero Banorte, SA de CV	41,406,639	$148,872
Erste Bank der oesterreichischen Sparkassen AG	2,177,800	148,253
PT Bank Rakyat Indonesia	189,500,300	102,207
ICICI Bank Ltd.	5,665,100	98,054
ICICI Bank Ltd. (ADR)	27,000	949
Banco Bilbao Vizcaya Argentaria, SA	3,750,300	90,539
Itaúsa - Investimentos Itaú SA, preferred nominative	19,265,741	87,465
Unibanco-União de Bancos Brasileiros SA, units (GDR)	750,000	59,062
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	15,834
EFG International[1]	2,240,000	73,423
HSBC Holdings PLC (Hong Kong)	3,337,204	62,969
Bangkok Bank PCL	19,100,000	62,469
Banco Itaú Holding Financeira SA, preferred nominative	1,795,300	59,117
Sberbank (Savings Bank of the Russian Federation) (GDR)	234,000	58,968
Housing Development Finance Corp. Ltd.	1,757,818	57,311
Banco Santander Central Hispano, SA	3,089,528	53,457
Kotak Mahindra Bank Ltd.	6,778,600	52,409
Bank Muscat (SAOG) (GDR)	4,098,325	46,926
Siam Commercial Bank PCL	21,840,000	38,989
FirstRand Ltd.	14,295,000	37,389
Raiffeisen International Bank Holding AG	320,000	36,606
Kasikornbank PCL, nonvoting depositary receipt	16,700,000	31,406
Kasikornbank PCL	2,500,000	4,906
Allied Irish Banks, PLC	1,192,000	32,473
Piraeus Bank SA	1,112,500	31,713
Bank Pekao SA	374,000	25,248
Bank of the Philippine Islands	20,161,632	25,101
National Bank of Pakistan	5,328,000	25,095
Standard Bank Group Ltd.	1,950,000	22,894
Banco Latinoamericano de Exportaciones, SA, Class E	1,240,000	20,262
PT Bank Mandiri (Persero) Tbk	66,393,500	19,914
SM Prime Holdings, Inc.	98,000,000	17,908
Bank Leumi le-Israel BM	4,300,000	17,796
Citigroup Inc.	320,000	16,051
MCB Bank Ltd. (GDR)[1,2,3]	800,000	14,517
Banco Bradesco SA, preferred nominative	399,100	14,184
Bank Hapoalim BM	2,728,000	13,602
American International Group, Inc.	190,000	12,762
Daegu Bank, Ltd.	725,000	12,008
HDFC Bank Ltd.	523,300	11,708
Kookmin Bank	121,000	9,622
OTP Bank PLC	236,000	8,301
		1,778,739

TELECOMMUNICATION SERVICES — 9.79%
América Móvil SA de CV, Series L (ADR)	3,895,300	166,992
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	163,770,000	151,422
Philippine Long Distance Telephone Co.	2,471,160	117,107
Philippine Long Distance Telephone Co. (ADR)	338,340	16,108
Telekomunikacja Polska SA	11,708,900	86,194
Tele Norte Leste Participações SA, preferred nominative	4,547,400	66,374
Partner Communications Co. Ltd.	4,353,300	46,610
Partner Communications Co. Ltd. (ADR)	235,000	2,524
Telekom Austria AG	1,765,000	43,917
TIM Participações SA, preferred nominative (ADR)	1,248,228	41,940
Orascom Telecom Holding (GDR)	736,000	41,437
Maxis Communications Bhd.	13,746,400	33,698
Advanced Info Service PCL	13,641,500	33,462
Vivo Participações SA, preferred nominative[1]	7,752,984	26,652
Vivo Participações SA, preferred nominative (ADR)[1]	1,264,030	4,411
Vivo Participações SA, ordinary nominative[1]	311,407	1,745
Telefónica, SA	1,243,000	23,950
OJSC Mobile TeleSystems (ADR)	425,000	18,734
Magyar Telekom Telecommunications PLC[1]	3,628,852	16,900
China Unicom Ltd.	13,991,300	15,556
GLOBE TELECOM, Inc.	609,723	13,713
Bharti Airtel Ltd.[1]	810,000	9,565
Telenor ASA	590,000	9,324
Telemig Celular Participações SA, preferred nominative (ADR)	198,500	6,695
PT Indosat Tbk (ADR)	111,500	3,228
		998,258

CONSUMER STAPLES — 8.66%
Nestlé SA	417,795	142,827
Fomento Económico Mexicano, SA de CV (ADR)	1,445,500	139,765
Tesco PLC	14,678,190	110,146
SABMiller PLC	2,519,600	48,721
PepsiCo, Inc.	691,000	43,837
Avon Products, Inc.	1,290,000	39,229
Olam International Ltd.	27,023,000	33,103
Coca-Cola Co.	690,000	32,237
Groupe Danone	213,600	31,289
X5 Retail Group N.V. (GDR)[1,2]	1,297,700	28,770
Bunge Ltd.	385,000	24,682
Migros Türk TAS[1]	2,071,099	23,914
L’Oréal SA	219,500	21,342
Cia. de Bebidas das Américas - AmBev, preferred nominative (ADR)	400,000	17,464
Cia. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	76,000	2,992
Procter & Gamble Co.	300,471	19,047
Wal-Mart de México, SA de CV, Series V (ADR)	500,000	17,300
Kimberly-Clark de México, SA de CV, Class A	4,000,000	16,702
Diageo PLC	900,000	16,648
Anheuser-Busch Companies, Inc.	330,000	15,649
Coca-Cola FEMSA, SA de CV, Series L	3,110,000	10,653
Poslovni Sistem Mercator, d.d.	42,200	9,936
China Mengniu Dairy Co.	4,750,000	8,633
Oriflame Cosmetics SA (SDR)	205,000	7,410
Nestlé India Ltd.	301,300	7,077
METRO AG	115,000	6,831
Coca-Cola Hellenic Bottling Co. SA	200,000	6,533
Unilever NV	12,397	306
		883,043

MATERIALS — 8.40%
Taiwan Cement Corp.	119,863,665	94,629
Hindalco Industries Ltd.	18,490,820	77,731
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,265,000	69,600
Votorantim Celulose e Papel SA, preferred nominative (ADR)	3,415,000	62,324
Potash Corp. of Saskatchewan Inc.	450,000	56,205
Linde AG	527,646	52,287
Lonmin PLC	850,700	47,079
Arcelor Brasil SA, ordinary nominative	2,650,000	46,601
ACC Ltd.	2,120,000	45,648
Harmony Gold Mining Co. Ltd.[1]	2,847,500	43,168
Israel Chemicals Ltd.	7,017,927	40,100
Siam Cement PCL	4,720,000	34,220
Cia. Vale do Rio Doce, Class A, preferred nominative	1,476,000	31,809
AngloGold Ashanti Ltd.	705,000	29,913
Sealed Air Corp.	493,000	29,343
Hyundai Steel Co.	675,000	23,972
Ivanhoe Mines Ltd.[1]	1,410,000	14,691
Holcim Ltd.	170,142	14,658
BHP Billiton PLC	682,288	13,154
Phelps Dodge Corp.	130,000	13,049
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)	334,752	10,290
Formosa Plastics Corp.	3,625,422	5,332
		855,803

INDUSTRIALS — 7.96%
Doosan Heavy Industries and Construction Co., Ltd.	3,671,000	140,308
Murray & Roberts Holdings Ltd.[4]	21,235,000	109,670
Thai Airways International PCL	64,997,100	85,033
Wienerberger AG	1,290,500	67,069
Italian-Thai Development PCL[4]	269,419,600	45,527
Hyundai Engineering & Construction Co., Ltd.[1]	761,000	42,579
Far Eastern Textile Ltd.	50,405,650	38,202
International Container Terminal Services, Inc.	88,828,000	35,228
Imperial Holdings Ltd.	1,690,000	33,938
Metso Oyj	770,000	33,455
Barloworld Ltd.	1,687,800	32,670
3M Co.	407,000	32,088
Container Corp. of India Ltd.	675,000	30,794
Daelim Industrial Co., Ltd.	308,000	23,577
Siemens AG	158,000	14,213
Asahi Glass Co., Ltd.	1,225,000	14,115
Bidvest Group Ltd.	825,000	13,661
Bharat Heavy Electricals Ltd.	143,900	7,756
SM Investments Corp.	1,246,100	7,006
Hi-P International Ltd.	4,664,000	2,423
Contax Participações SA, preferred nominative	2,043,905	1,652
		810,964

CONSUMER DISCRETIONARY — 7.37%
Kuoni Reisen Holding AG, Class B	122,585	66,952
Las Vegas Sands Corp.[1]	860,000	65,532
Shangri-La Asia Ltd.	29,390,000	63,766
Toyota Motor Corp.	1,058,700	62,761
Honda Motor Co., Ltd.	1,310,000	46,393
Central European Media Enterprises Ltd., Class A1	589,217	43,496
Truworths International Ltd.	11,353,000	39,757
HYUNDAI MOBIS	394,500	38,533
Swatch Group Ltd	532,500	21,288
Swatch Group Ltd, non-registered shares	71,600	14,139
NOK Corp.	1,196,000	31,409
GOME Electrical Appliances Holding Ltd.[3]	29,729,000	25,602
Nitori Co., Ltd.	554,000	22,463
Li & Fung Ltd.	8,083,900	21,145
Praktiker Bau- und Heimwerkermärkte Holding AG	658,800	20,974
Yue Yuen Industrial (Holdings) Ltd.	6,688,500	20,246
TVN SA1	500,000	18,981
Premier Image Technology Corp.	9,447,830	17,873
PT Astra International Tbk	11,000,000	16,225
Motor Industries Co. Ltd.	200,000	15,326
Merry Electronics Co., Ltd.	4,741,922	14,547
Makita Corp.	425,000	12,652
Grupo Televisa, SA, ordinary participation certificates (ADR)	500,000	12,340
Cheng Shin Rubber (Xiamen) Ind., Ltd.	11,264,960	10,875
LG Electronics Inc.	138,630	8,389
BEC World PCL	15,700,000	7,788
Techtronic Industries Co. Ltd.	4,650,000	6,586
Hürriyet Gazetecilik ve Matbaacilik AS	1,342,849	3,858
Nien Hsing Textile Co., Ltd.	1,999,400	1,106
Antena 3 Televisión, SA	5,344	116
		751,118

ENERGY — 5.97%
Oil & Natural Gas Corp. Ltd.	7,453,389	135,414
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	984,000	87,340
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	231,892	18,774
MOL Magyar Olaj- és Gázipari Rt., Class A	1,049,600	104,451
PTT Exploration and Production PCL	19,110,000	56,773
Royal Dutch Shell PLC, Class B	1,095,000	39,216
Royal Dutch Shell PLC, Class B (ADR)	210,819	15,179
China National Offshore Oil Corp.	52,058,000	43,760
Nexen Inc.	481,134	25,666
Sterling Energy PLC[1]	65,755,000	22,257
Noble Energy, Inc.	350,000	17,020
OAO TMK (GDR)[1,2]	692,815	14,965
Reliance Industries Ltd.	421,000	11,495
Banpu PCL	1,720,000	7,501
Harvest Natural Resources, Inc.[1]	453,000	5,033
China Shenhua Energy Co. Ltd., Class H	1,926,000	3,386
		608,230

INFORMATION TECHNOLOGY — 4.75%
Nokia Corp.	3,759,800	74,601
Nokia Corp. (ADR)	1,478,200	29,387
Samsung Electronics Co., Ltd.	122,591	79,523
Kingboard Chemical Holdings Ltd.	21,199,400	75,341
Hon Hai Precision Industry Co., Ltd.	11,359,844	73,626
Compal Electronics, Inc.	50,122,755	41,983
Acer Inc.	19,171,000	34,767
Mediatek Incorporation	2,343,314	22,869
Hoya Corp.	404,800	15,652
Venture Corp. Ltd.	1,700,000	15,591
Foxconn International Holdings Ltd.[1]	4,154,000	13,802
NetEase.com, Inc. (ADR)[1]	320,000	5,280
Samsung SDI Co., Ltd.	21,800	1,574
KEC Holdings Co. Ltd.	187,499	376
Delta Electronics, Inc.	112,650	319
		484,691

UTILITIES — 4.48%
RAO Unified Energy System of Russia (GDR)	1,146,000	86,294
Cia. Energética de Minas Gerais - Cemig, preferred nominative	1,619,200,000	69,895
PT Perusahaan Gas Negara (Persero) Tbk	49,563,500	62,193
AES Corp.[1]	2,500,000	54,975
NTPC Ltd.	18,152,000	52,394
CPFL Energia SA (ADR)	800,000	30,320
Electricity Generating PCL	9,385,338	22,894
Electricity Generating PCL, nonvoting depositary receipt	210,662	517
GAIL (India) Ltd.	3,635,000	20,733
Reliance Energy Ltd.	1,746,000	18,763
Cheung Kong Infrastructure Holdings Ltd.	5,900,000	17,669
Veolia Environnement	275,000	16,833
Gas Natural SDG, SA	80,000	3,177
		456,657

HEALTH CARE — 2.34%
Novo Nordisk A/S, Class B	981,900	74,160
Richter Gedeon NYRT	319,000	66,931
KRKA, d.d., Novo mesto	55,047	54,467
Dr. Reddy’s Laboratories Ltd.	800,000	13,358
Teva Pharmaceutical Industries Ltd. (ADR)	335,000	11,045
AstraZeneca PLC (Sweden)	172,700	10,237
Ranbaxy Laboratories Ltd.	945,000	8,405
		238,603

MISCELLANEOUS — 4.91%
Other common stocks in initial period of acquisition		500,624

Total common stocks (cost: $5,984,503,000)		8,366,730

Rights & warrants — 0.02%

INFORMATION TECHNOLOGY — 0.02%
Kingboard Chemical Holdings Ltd., warrants, expire 2006[1]	1,869,940	1,875

FINANCIALS — 0.00%
Banco Bradesco SA, preferred nominative, rights, expire 2006[1]	8,886	88

Total rights & warrants (cost: $0)		1,963

	Principal amount	Market value
Bonds & notes — 7.83%	(000)	(000)

NON-U.S. GOVERNMENT BONDS & NOTES — 7.55%
Brazilian Treasury Bill 0% 2007	R$5,300	$2,426
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	14,269
Brazilian Treasury Bill 6.00% 2010[5]	R$46,895	20,317
Brazilian Treasury Bill 6.00% 2011[5]	1,899	809
Brazil (Federal Republic of) Global 7.875% 2015	$5,620	6,238
Brazil (Federal Republic of) Global 12.50% 2016	R$19,400	9,242
Brazil (Federal Republic of) Global 8.00% 2018[6]	$18,045	19,994
Brazil (Federal Republic of) Global 8.875% 2019	9,000	10,903
Brazil (Federal Republic of) Global 8.875% 2024	900	1,101
Brazil (Federal Republic of) Global 10.125% 2027	14,500	19,756
Brazil (Federal Republic of) Global 7.125% 2037	7,680	7,976
Brazil (Federal Republic of) Global 11.00% 2040	22,025	29,034
Argentina (Republic of) 4.193% 2012[6,7]	18,700	13,145
Argentina (Republic of) 2.00% 2014[5,6]	ARS 12,131	3,371
Argentina (Republic of) 5.83% 2033[5,6,8]	239,336	72,920
Argentina (Republic of) 8.28% 2033[6,8]	$5,562	5,613
Argentina (Republic of) GDP-Linked 2035	ARS335,653	10,817
Argentina (Republic of) 0.63œ% 2038[5,6]	67,396	8,450
United Mexican States Government Global 6.073% 2009[7]	$18,750	18,970
United Mexican States Government Global 10.375% 2009	2,385	2,664
United Mexican States Government Global 9.875% 2010	21,625	24,761
United Mexican States Government Global 6.375% 2013	10,000	10,535
United Mexican States Government, Series MI10, 8.00% 2013	MXP 56,068	5,243
United Mexican States Government, Series MI10, 9.50% 2014	150,000	15,202
United Mexican States Government Global 11.375% 2016	$12,120	17,471
United Mexican States Government, Series M20, 8.00% 2023	MXP 6,432	589
United Mexican States Government, Series M20, 10.00% 2024	140,000	15,292
Russian Federation 8.25% 2010[6]	$38,423	40,336
Russian Federation 8.25% 2010[2,6]	4,393	4,611
Russian Federation 5.00%/7.50% 2030[2,6,9]	30,813	34,587
Russian Federation 5.00%/7.50% 2030[6,9]	3,000	3,367
Colombia (Republic of) Global 10.00% 2012	18,725	22,058
Colombia (Republic of) Global 10.75% 2013	9,840	12,177
Columbia (Republic of) Global 8.25% 2014	3,100	3,494
Colombia (Republic of) Global 12.00% 2015	COP43,100,000	22,120
Colombia (Republic of) Global 11.75% 2020	$2,420	3,467
Columbia (Republic of) Global 8.125% 2024	4,375	4,946
Columbia (Republic of) Global 7.375% 2037	3,655	3,788
Turkey (Republic of) 20.00% 2007	TRY13,955	9,619
Turkey (Republic of) Treasury Bill 0% 2008	11,090	5,460
Turkey (Republic of) 15.00% 2010	38,000	23,120
Turkey (Republic of) 14.00% 2011	10,000	5,861
Turkey (Republic of) 11.50% 2012	$6,000	7,316
Turkey (Republic of) 11.875% 2030	8,900	13,483
Peru (Republic of) 9.125% 2012	25,300	29,348
Peru (Republic of) 8.375% 2016	14,250	16,744
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[6,7]	5,263	5,250
Peru (Republic of) 7.35% 2025	6,550	7,189
Philippines (Republic of) 8.875% 2008	4,740	4,977
Philippines (Republic of) 8.375% 2009	8,335	8,835
Philippines (Republic of) 8.25% 2014	3,505	3,919
Philippines (Republic of) 9.375% 2017	4,000	4,855
Philippines (Republic of) 9.875% 2019	9,800	12,519
Philippines (Republic of) 7.75% 2031	16,670	18,295
Panama (Republic of) Global 9.625% 2011	1,611	1,849
Panama (Republic of) Global 9.375% 2012	6,527	7,676
Panama (Republic of) Global 7.125% 2026	7,300	7,767
Panama (Republic of) Global 8.875% 2027	2,775	3,469
Panama (Republic of) Global 9.375% 2029	3,260	4,246
Panama (Republic of) Global 6.70% 2036[6]	14,904	15,105
Dominican Republic 8.625% 2027[2,6]	19,900	22,159
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP37,000	6,316
Venezuela (Republic of) Global 8.50% 2014	$405	451
Venezuela (Republic of) 9.25% 2027	1,275	1,583
		769,470

ENERGY — 0.17%
Pemex Project Funding Master Trust 8.00% 2011	2,300	2,536
Pemex Project Funding Master Trust 6.625% 2035[2]	15,000	15,154
		17,690

UTILITIES — 0.08%
Enersis SA 7.375% 2014	4,550	4,895
AES Gener SA 7.50% 2014	3,000	3,160
		8,055

INDUSTRIALS — 0.03%
TFM, SA de CV 9.375% 2012	3,200	3,432

Total bonds & notes (cost: $727,322,000)		798,647

Short-term securities — 10.79%

HBOS Treasury Services PLC 5.275%-5.36% due 11/3-11/30/2006	74,600	74,379
Total Capital SA 5.20%-5.22% due 11/2-12/6/2006[2,10]	72,200	71,950
Swedish Export Credit Corp. 5.22%-5.23% due 11/20-12/19/2006	69,600	69,229
BASF AG 5.27% due 11/10-11/13/2006[2]	68,800	68,681
BMW U.S. Capital LLC 5.20%-5.23% due 11/17-12/12/2006[2,10]	62,300	62,038
Export Development Canada 5.22%-5.23% due 11/29-12/1/2006	55,450	55,215
Toyota Credit de Puerto Rico Corp. 5.235% due 11/21/2006	34,300	34,195
Toyota Motor Credit Corp. 5.24% due 11/9/2006	20,000	19,974
General Electric Co. 5.30% due 11/1/2006	33,600	33,595
Edison Asset Securitization LLC 5.24% due 11/29/2006[2]	20,000	19,917
Siemens Capital Co. LLC 5.20% due 11/2/2006	50,000	49,986
KfW International Finance Inc. 5.20%-5.22% due 11/21/2006-1/3/2007[2]	48,900	48,619
American Honda Finance Corp. 5.21%-5.22% due 11/28-12/12/2006	48,700	48,437
Liberty Street Funding Corp. 5.26%-5.27% due 11/7-11/10/2006[2]	48,400	48,341
Freddie Mac 5.08% due 12/18/2006-1/2/2007	46,900	46,509
European Investment Bank 5.20% due 11/22/2006	46,000	45,853
Amsterdam Funding Corp. 5.24%-5.26% due 11/1/2006-1/4/2007[2]	40,700	40,409
Barclays U.S. Funding Corp. 5.27% due 11/6/2006	35,700	35,669
UBS Finance (Delaware) LLC 5.25% due 11/16/2006	31,500	31,430
Electricité de France 5.23% due 11/27/2006	31,000	30,880
Svenska Handelsbanken Inc. 5.28% due 11/13/2006	26,600	26,550
Old Line Funding, LLC 5.26% due 11/7/2006[2]	22,400	22,377
Allied Irish Banks N.A. Inc. 5.26% due 11/22/2006[2]	20,000	19,939
DaimlerChrysler Revolving Auto Conduit LLC II 5.26% due 11/3/2006	19,700	19,691
Société Générale North America Inc. 5.25% due 11/17/2006	19,300	19,254
Westpac Banking Corp. 5.29% due 11/14/2006[2]	14,400	14,371
Depfa Bank PLC 5.25% due 12/6/2006[2]	12,000	11,941
International Lease Finance Corp. 5.225% due 12/1/2006	10,600	10,552
Jupiter Securitization Co., LLC 5.24% due 11/28/2006[2]	7,000	6,971
Harley-Davidson Funding Corp. 5.19% due 12/18/2006[2]	7,000	6,952
IXIS Commercial Paper Corp. 5.24% due 11/13/2006[2]	5,700	5,689

Total short-term securities (cost: $1,099,546,000)		1,099,593

Total investment securities (cost: $7,811,371,000)		10,266,933
Other assets less liabilities		(73,107)

Net assets		$10,193,826

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
The total value of all such restricted securities was $582,958,000, which represented 5.72% of the net assets of the fund.
3 Valued under fair value procedures adopted by authority of the board of directors.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.
5 Index-linked bond whose principal amount moves with a government retail price index.
6 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7 Coupon rate may change periodically.
8 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
9 Step bond; coupon rate will increase at a later date.
10This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-936-1206-S6876

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the New World Fund, Inc. (the “Fund”) as of October 31, 2006, and for the year then ended and have issued our report thereon dated December 8, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Costa Mesa, California
December 8, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and Principal Executive Officer

Date: January 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and Principal Executive Officer

Date: January 9, 2007

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: January 9, 2007